UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2007

U.S. GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

165 South Union, Suite 565
Lakewood, CO 80228
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 238-1438

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On March 14, 2007, U.S. Gold Corporation (the “Company”) delivered notices to shareholders of Nevada Pacific Gold Ltd., White Knight Resources Ltd. and Tone Resources Limited (“Target Companies”) relating to the Company’s offers for the Target Companies.  Copies of those notices are attached as Exhibits 99.1, 99.2 and 99.3.  On that same date, the Company placed advertisements on certain websites and radio stations relating to its offers for the Target Companies.  Copies of the advertisements are attached as Exhibits 99.4, 99.5 and 99.6.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 8.01               Other Events.

Please refer to the information disclosed under Item 7.01 above.

Item 9.01               Financial Statements and Exhibits.

(d)                   Exhibits.  The following exhibits are furnished with this report:

99.1         Notice to White Knight Shareholders

99.2         Notice to Nevada Pacific Shareholders

99.3         Notice to Tone Shareholders

99.4         Notice to All Shareholders

99.5         Word Advertisement

99.6         Full Page Advertisement

Cautionary Statement

Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements.  Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. GOLD CORPORATION

Date: March 14, 2007	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit
99.1	Notice to White Knight Shareholders
99.2	Notice to Nevada Pacific Shareholders
99.3	Notice to Tone Shareholders
99.4	Notice to All Shareholders
99.5	Word Advertisement
99.6	Full Page Advertisement